Mainland Resources, Inc.
21 Waterway Avenue, Suite 300
The Woodlands, Texas 77380
info@mainlandresources.com

NEWS RELEASE

MAINLAND RESOURCES, INC. AND AMERICAN EXPLORATION CORPORATION
ANNOUNCE EXTENSION OF MERGER AGREEMENT

Houston, TX - September 13, 2010 - Mainland Resources, Inc. (OTCBB: MNLU, Frankfurt: 5MN) ("Mainland') announced today that it has agreed with American Exploration Corporation (OTCBB: AEXP, Frankfurt: EQO) ("American Exploration") to extend the Merger Agreement and Plan of Merger (the "Merger Agreement") between the parties. As previously disclosed, the Merger Agreement contemplates a stock-for-stock merger between Mainland and American Exploration to be effected under the laws of Nevada, with Mainland as the surviving corporation. The extension is primarily intended to afford both companies additional time to complete various administrative and regulatory reporting matters related to the merger process.

The Merger Agreement is subject to termination by either party if certain conditions specified in the Merger Agreement are not satisfied at or before the "Termination Date," which was previously defined to mean September 30, 2010, or such later date as may be mutually agreed by the parties. Mainland and American Exploration have entered into an amending agreement dated September 7, 2010 which extends the Termination Date to December 31, 2010.

The merger remains subject to various conditions, including, without limitation, the approval of the respective stockholders of each of Mainland and American Exploration, and other customary conditions.

The Merger Agreement also formerly provided that not more than 15,000,000 shares of Mainland common stock shall be issued in exchange for shares of American Exploration common stock pursuant to the merger (exclusive of any shares of Mainland common stocks issued in exchange for shares of American Exploration common stock which are issued upon exercise prior to closing of any outstanding American Exploration stock options or American Exploration common stock purchase warrants). The Merger Agreement was amended by letter agreement dated July 28, 2010, to slightly increase the maximum number of shares of Mainland common stock issuable pursuant to the merger to 15,068,000. Such increase was necessary to accommodate an unregistered offering of 200,000 units by American Exploration on April 5, 2010, at a subscription price of US$0.25 per unit, for aggregate gross proceeds of US$50,000. American Exploration his informed Mainland that the unit offering was effected pursuant to Regulation S under the Securities Act of 1933, as amended, in order to provide American Exploration with the funds necessary to pursue the transactions contemplated by the Merger Agreement and to meet its continuing reporting obligations under the Securities Exchange Act of 1934, as amended.

The foregoing description of the merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, as amended.

About Mainland Resources, Inc.

Mainland Resources is a company engaged in the exploration of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of leases in emerging gas regions with the potential for discoveries including the Haynesville shale.

Symbol:	MNLU - OTCBB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N
Contact:	Investor Relations (USA) Toll-Free North America +1-877-662-3668 Investor Relations (Europe) Tel. +49-69-7593-8408

SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS. STATEMENTS IN THIS NEWS RELEASE WHICH ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE PROPOSED MERGER OR ANY OTHER THE FUTURE EVENT.

FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS PROPERTY EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company and American Exploration Corporation intend to file certain materials with the United States Securities and Exchange Commission in connection with the proposed merger transaction between the parties announced on March 23, 2010, including the filing by the Company with the SEC of a Registration Statement on Form S-4, which will include a preliminary prospectus and related materials to register the securities of the Company to be issued in exchange for securities of American Exploration. The Registration Statement will incorporate a joint proxy statement/ prospectus that the Company and American Exploration plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger. The Registration Statement and the proxy statement/prospectus will contain important information about the Company, American Exploration, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the proxy statement/prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the proxy statement/prospectus when they become available, and other documents filed with the SEC by the Company and American Exploration, through the web site maintained by the SEC at www.sec.gov. The Company's security holders will also receive information at an appropriate time on how to obtain these documents free of charge from the Company. In any event, documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at: Mainland Resources, Inc.; Attention: Mr. William Thomas, CFO; 21 Waterway Avenue, Suite 300, The Woodlands, Texas 77380; Facsimile: (713) 583-1162.

Each of the Company and American Exploration, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the proxy statement/prospectus described above.